This Instrument Prepared by and Return to:
MORRIS J. KRIGER
5400 Poplar Avenue
Memphis, TN 38119

MORTGAGE AND SECURITY AGREEMENT
MODIFICATION AGREEMENT

THIS AGREEMENT made and entered into this 23rd day of April, 1987, by and between FPI ROYAL VIEW, LTD., L.P., hereinafter referred to as "Mortgagor or Debtor" and THE MERCHANTS BANK, a Missouri banking corporation, hereinafter referred to as "Mortgagee or Secured Party";

W I T N E S S E T H

WHEREAS, Mortgagor has heretofore executed and delivered to Mortgagee a Promissory Note, dated March 2, 1987, in the original principal sum of $20,000,000, payable to the order of Mortgagee ("Note");

WHEREAS, Mortgagor has heretofore executed and delivered to Mortgagee a Mortgage, dated March 2, 1987, securing the Note described above, and filed for record on March 3, 1987, and recorded under Volume 2527, Page 746, constituting a first lien on the premises more particularly described therein ("Mortgage"); and

WHEREAS, Debtor has heretofore executed and delivered to Secured Party a Security Agreement, dated March 2, 1987, additionally securing the Note described above ("Security Agreement"); and

NOW THEREFORE, in consideration of the debts and trusts aforesaid and of the sum of $1.00 and other good and valuable considerations, each to the other in hand paid, receipt whereof is hereby acknowledged, it is hereby mutually covenanted and agreed as follows:

1. The Mortgage and the Security Agreement are hereby consolidated and amended by combining both of them into one instrument to read as set forth in Exhibit A attached hereto and by reference made a part hereof.

2. This Agreement does not create or secure any new or further indebtedness or additional liability of any party not originally liable under the terms of the Mortgage and Security Agreement, except that the principal amount of the Note is increased from $20,000,000 to $22,745,000. Nothing contained herein shall adversely affect or invalidate the security now held by Mortgagee or Secured Party, nor impair nor release any covenant, condition or agreement in said Mortgage or said Security Agreement, which, except as modified by this Agreement shall continue in full force and effect in accordance with their original terms.

3. The agreements herein shall bind, and the benefits hereof shall inure to, the respective successors and assigns of the parties hereto.

IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written by the duly authorized general partners of Mortgagor and Debtor and a duly authorized officer of Mortgagee and Secured Party.

                        FPI ROYAL VIEW, LTD., L.P.,
                        a Kansas limited partnership

                        By: /s/ Avron B. Fogelman
                            ------------------------------
                            AVRON B. FOGELMAN
                            General Partner of Mortgagor
                            and Debtor

                        By: FOGELMAN PROPERTIES, INC.
                            General Partner

                            By /s/ Avron B. Fogelman
                               ---------------------------
                               AVRON B. FOGELMAN
                               President

                        THE MERCHANTS BANK

                        By: /s/ Michael J. Caffrey
                            ------------------------------
                            Officer of Mortgagee and
                            Secured Party

STATE OF MISSOURI )
                  ) ss.
COUNTY OF JACKSON )

On this 23rd day of April, 1987, before me, appeared Michael J. Caffrey to me personally known, who being by me duly sworn, did say that he is the Senior Vice President of THE MERCHANTS BANK, a Missouri banking corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Kansas City, Missouri, the day and year last above written.

                       /s/ Janice K. Lattrell
                       -----------------------------
                       Notary Public in and for said
                       County and State

My Commission Expires:
     3-12-90

----------------------
       (SEAL)

STATE OF TENNESSEE )
                   ) ss.
COUNTY OF SHELBY   )

On this 23rd day of April, 1987, before me, appeared Avron B. Fogelman, to me personally known to be a general partner of FPI Royal View, Ltd., L.P., a Kansas limited partnership, and the person described in and who executed the foregoing instrument on behalf of said limited partnership and Avron B. Fogelman being by me duly sworn acknowledged that said instrument is the free act and deed of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Memphis, Tennessee, the day and year last above written.

                       /s/ M. Elaine Green
                       -----------------------------
                       Notary Public in and for said
                       County and State

My Commission Expires:

----------------------

STATE OF TENNESSEE )
                   ) ss.
COUNTY OF SHELBY   )

On this 23rd day of April, 1987, before me, appeared Avron B. Fogelman to me personally known, who being by me duly sworn, did say that he is the President of Fogelman Properties, Inc., a Tennessee corporation and a general partner of FPI Royal View, Ltd., L.P., a Kansas limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors as a general partner of said partnership, and acknowledged said instrument to be the free act and deed of said corporation as a general partner of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Memphis, Tennessee, the day and year last above written.

                       /s/ M. Elaine Green
                       -----------------------------
                       Notary Public in and for said
                       County and State
                       (SEAL)

My Commission Expires:

----------------------

EXHIBIT A

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES
AND SECURITY AGREEMENT

This Mortgage is a mortgage of both real and personal property and is, among other things, a security agreement and chattel mortgage affecting chattels and personal property situated on realty.

THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (hereinafter "Mortgage") made and entered into as of the 23rd day of April, 1987, by FPI ROYAL VIEW, LTD., L.P., a Kansas limited partnership, with offices at 5400 Poplar Avenue, Memphis, Tennessee 38119 (the "Mortgagor"), to THE MERCHANTS BANK, a Missouri banking corporation, as holder of the Facility Note (as hereinafter defined) (the "Mortgagee") and all future holders from time to time of the Facility Note.

WITNESSETH, that the Mortgagor, for and in consideration of the debt hereinafter described and created, and of the sum of One Dollar paid by the Mortgagee, the receipt of which is hereby acknowledged, do by these presents grant, bargain and sell, convey and confirm unto the Mortgagee the following described improvements and real estate (hereinafter the "Land") situated on Antioch and 123rd Streets in the City of Overland Park, County of Johnson, and State of Kansas, to wit:

Lot 1, "ROYAL VIEW" FIRST PLAT, a subdivision in the city of Overland Park, Johnson County, Kansas.

Subject to all easements, conditions, restrictions and rights-of-way of record.

Together with all improvements thereon including but not limited to a 437-unit multi-family housing facility with all recreational amenities appurtenant thereto, whether now existing or hereafter constructed.

(page 2 intentionally omitted)

Together with all furniture, furnishings, fixtures and equipment now or hereafter owned by Mortgagor and attached to the Land and Improvements (as hereinafter defined), including without limiting the foregoing, all electrical, heating, air conditioning, lighting and plumbing fixtures, appliances and all window screens, shades, awnings and storm sashes, whether now owned or hereafter acquired located on or used in connection with the aforementioned Land and Improvements, together with all substitutions, additions and replacements, and proceeds thereof.

Together with all the rights, privileges, easements and appurtenances thereto attached or belonging, and the rents, issues and profits, thereof.

FURTHER WITNESSETH, that the Mortgagor does by these presents grant to Mortgagee a security interest in all materials purchased or delivered for construction of the Project and in the Equipment (as both capitalized terms are hereinafter defined) located on or used in connection with the operation of the Facility (as hereinafter defined) together with all proceeds and profits therefrom.

TO HAVE AND TO HOLD the same, together with all buildings, fixtures and appurtenances hereafter to the same belonging, unto the Mortgagee, and to its successor or successors forever, and possession of said Facility is now delivered unto the Mortgagee, including the right to collect rents as hereinafter set forth.

WHEREAS, the Mortgagee has agreed to lend to the Mortgagor the sum of $22,745,000 pursuant to a Loan Agreement (the "Agreement") by and between the Mortgagee and the Mortgagor to enable the Mortgagor to construct on the Land a 437-unit multi-family housing facility with all recreational amenities appurtenant thereto (the "Project") and to provide certain equipment in connection therewith (the "Equipment") located in the City of Overland Park, Johnson County, Kansas, (the Land, Project and Equipment collectively referred to as the "Facility");

WHEREAS, the Mortgagor, being justly indebted to the Mortgagee for Twenty-Two Million Seven Hundred Forty-Five Thousand Dollars ($22,745,000), has, to secure said principal and interest to be earned thereon, executed and delivered to the Mortgagee, the Pointe Royal Multi-Family Housing Facility Note (Overland Park, Johnson County, Kansas) (the "Facility Note") of even date herewith, expressed to be for value received drawn to the order of the Mortgagee, and payable at the offices of the Mortgagee upon the terms and at the rates of interest therein stated; and

WHEREAS, the Mortgagor wishes to further secure the payment of the Facility Note and the payment and performance of Mortgagor's other obligations under the Agreement.

NOW, THEREFORE, the Mortgagor has executed this Mortgage for the purpose of securing:

1. The payment of all indebtedness as provided in the Facility Note, and any extentions or modifications thereof;

2. The payment of all other moneys secured hereby; and

3. The performance of all of the covenants, conditions, stipulations and agreements herein contained or contained in the Agreement and the Facility Note.

The Mortgagor does further hereby covenant, warrant and agree as follows:

4. The Mortgagor will timely make or cause to be made, all payments and perform, or cause to be performed, all agreements, conditions and obligations on its part required to be made and performed under the Agreement and Facility Note.

5. The Mortgagor will not knowingly permit or suffer the use of any of the Facility for any purpose other than the use for which the same was intended at the time this Mortgage was executed.

6. Subject to the provisions of Section 7.2 of the Agreement, the Mortgagor hereby assigns to the Mortgagee any awards which may become due by reason of the taking by condemnation or eminent domain of the whole or any part of the Facility or any rights appurtenant thereto, including any award for change of grade of streets.

7. The Mortgagor hereby covenants to keep or cause to be kept the Project on the Land in good repair and in tenantable condition, without any liability on the part of the Mortgagee to any person for damages or failure to repair. The Mortgagor shall not permit the construction of any extension, addition or new structure on the Land, nor the removal or demolition of the same in whole or in part, except to the extent expressly permitted by the Agreement. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Facility, hereafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Land, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgagee as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, but at any and at all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

8. Pursuant to Section 6.2(a) of the Agreement, the Mortgagor will pay before they become delinquent all taxes, assessments, water rates, sewer rents and other charges of every type or nature assessed or which may be assessed against the Facility or any part thereof or upon the interest of the Mortgagee in said Facility or upon any personal property, without any deduction, defalcation or abatement, and will pay, when due, any other taxes (including corporate taxes), assessments or charges, claims or encumbrances that might become a lien prior to the lien of this Mortgage or encumbrances that might have priority in distribution of the proceeds of a judicial sale.

9. Upon request of the Mortgagee the Mortgagor will produce or cause to be produced to the Mortgagee not later than ten (10) days before the date on which any taxes, assessments, water and sewer rents and other charges bear interest or penalties, paid receipts for all such taxes, assessments, water and sewer rents and other charges.

10. Subject to Section 6.2(b) of the Agreement, the Mortgagor may in good faith contest, by proper legal proceedings, the validity or amount of any tax or assessment which the Mortgagor has agreed to pay under this Mortgage, provided that the Mortgagor will pay such contested item and all costs and penalties, if any, at least thirty (30) days before the date such Facility may be sold by the taxing authorities because of nonpayment of said tax or assessment.

11. The Mortgagor shall, at all times at the cost and expense of the Mortgagor, cause all of the Facility of any insurable nature to be constantly insured against loss or damage by fire; and such other casualties and hazards, as is required by Sections 6.3 and 6.4 of the Agreement; and, subject to Section 6.4 of the Agreement, all such policies of insurance shall be so written as to make any loss occurring thereunder payable by standard mortgage clause attached thereto to the Mortgagee and the Mortgagor as their interests may appear, irrespective of, and which may not be invalidated by, an act or default of the Mortgagor, and all such policies, or a certificate or certificates of the insurers or of an insurance agency satisfactory to the Mortgagee, showing that such policies, with such Mortgage clauses, are in force, shall be deposited with the Mortgagee as additional security hereunder. Notice of loss or damage to the Facility shall be given to the Mortgagee hereunder, the Facility shall be repaired or rebuilt in accordance with Article VII of the Agreement, and the proceeds of any such insurance shall be applied in the manner provided in Section 7.1 of the Agreement.

If the Facility covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinabove provided, the amounts paid by any insurance company in pursuance of the contract of insurance, to the extent of the indebtedness then remaining unpaid, shall be paid to the Mortgagee and the Mortgagor in accordance with Article VII of the Agreement, and applied to the debt or released for the repairing or rebuilding of the Facility pursuant to Section 7.1 of the Agreement.

12. Any insurance policies required by this Mortgage shall provide that any loss thereunder payable to the Mortgagee and the Mortgagor, as their respective interests may appear, shall be payable notwithstanding any act or negligence of the Mortgagor or of any lessee or other occupant of any portion of the Facility, which would otherwise result in a forfeiture of such insurance, and that in no event shall such policy be cancelled without at least thirty (30) days' prior written notice to the Mortgagee, and such policies shall contain no endorsement permitting cancellation for default in payment of a loan whereby the premium has been financed.

13. The Mortgagor has a good title in fee simple to all of the Facility free and clear of all prior encumbrances except for Permitted Encumbrances (as defined in the Agreement) and will warrant and defend the same against all lawful claims and mechanics' or other liens of all persons whomsoever.

14. By this instrument, the Mortgagor grants to the Mortgagee a security interest in the Equipment (as defined in the Agreement). Except as provided by
Section 9.4 of the Agreement, the Mortgagor shall not permit any of the Equipment to be removed from the Facility without the written consent of the Mortgagee. If any Event of Default (as hereafter defined) shall occur and the Mortgagee shall declare the balance of the Facility Note immediately due and payable in accordance with the terms and conditions hereof, the Mortgagee shall be entitled to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code as it may then be in force in the State of Kansas. The Mortgagor warrants the title to the fixtures, chattels and personal property, if any, covered by this Mortgage and warrants and represents that all of the same are free of all prior liens and encumbrances except for Permitted Encumbrances (as defined in the Agreement), if any. Without the written consent of the Mortgagee, no prior security interest will be created or suffered to be created on the Facility, other than Permitted Encumbrances (as defined in the Agreement), together with any amendments or supplements thereto, with respect to any goods, fixtures, equipment, appliances, or articles of personal property now attached to or used or hereafter attached to or used in connection with the Facility.

15. The Mortgagor represents and warrants that (a) it is a duly created and validly existing limited partnership created under the laws of the State of Kansas; and (b) it has the full power and authority to execute this Mortgage and all instruments collateral hereto.

16. If Mortgagor defaults under any prior mortgage or deed of trust or fails to cause to be paid any claim, lien or encumbrance which shall be prior to this Mortgage, or to pay, when due, any tax or assessment, or any insurance premium, or to keep the Facility in repair as aforesaid, or shall commit or permit waste, or if there be commenced by action or proceeding affecting the Facility or the title thereto, then the Mortgagee, at its option, may pay such claim, lien, encumbrance, tax, assessment or premium with right of subrogation thereunder; may procure such abstracts or other evidence of title as it deems necessary; may make such repairs and take such steps as it deems advisable to prevent or cure such waste; and may appear in any such action or proceeding and retain counsel therein and take such action therein as it deems advisable, and for any of such purposes it may advance such sums of money as it deems necessary. No such payment by the Mortgagee shall impair or affect any of its rights hereunder arising in consequence of such failure by the Mortgagor. The Mortgagor shall reimburse the Mortgagee for any amount so paid by the Mortgagee pursuant to this Paragraph 16, together with interest thereon from the date of payment by the Mortgagee at the rate provided in the Facility Note and such amount, together with such interest, shall become additional indebtedness secured by this Mortgage. The Mortgagee shall have the right to foreclose for any such amount not so repaid or for any unpaid installment of principal or interest, subject to the lien of this Mortgage for the balance of the Facility Note not then due.

17. The Mortgagor agrees to execute and deliver to the Mortgagee from time to time on demand, security agreements and financing statements and such other instruments as it may require in order to impose the lien hereof on the goods, fixtures, equipment, appliances and articles of personal property heretofore referred to.

18. Neither the value of the Facility nor the lien of this Mortgage will be diminished or impaired in any way by any act or omission of the Mortgagor and the Mortgagor will not do or permit to be done to, in, upon or about the Facility, or any part thereof, anything that may in any way impair the value thereof, or weaken, diminish or impair the security of this Mortgage.

19. The Mortgagor (a) will not remove or demolish the buildings now or hereafter erected upon the Land, nor alter the design or structural character of any building now or hereafter erected upon the Land so as to diminish the value thereof, unless the Mortgagee shall first consent thereto in writing;
(b) will not, except as permitted by the Agreement, sell the Facility without prior written approval of the Mortgagee, which approval shall not be unreasonably withheld or delayed; (c) will comply with all laws, ordinances, regulations, covenants, conditions and restrictions which, if not so complied with, adversely affect the Facility; and (d) will not permit the transfer, sale, conveyance, lease, encumbrance or other disposition of the Facility in any manner prohibited in Article IX of the Agreement.

20. The Mortgagor will protect, save harmless and indemnify the Mortgagee from and against any and all claims, liabilities, costs and expenses, of whatever nature, which may arise or result, directly or indirectly, by reason of the use or occupation of the Facility or any part thereof.

21. Notwithstanding any other provision of this Mortgage to the contrary, in the event of any non-payment or non-performance under this Mortgage, neither the Mortgagor nor any of its partners shall have any personal liability hereunder, and no holder of this Mortgage shall ask or take or cause to be asked or taken personal judgment against the Mortgagor or any of its partners for any manner required to be paid, performed or observed under this Mortgage, it being understood that said holder of this Mortgage will look solely to the Facility, and no other property or assets of the Mortgagor or any of its partners shall be subject to levy, execution or other enforcement procedure for the satisfaction of the indebtedness evidenced or secured by this Mortgage; provided, that the foregoing provisions of this Paragraph 21 (a) shall not constitute a waiver of any indebtedness evidenced by the Facility Note; (b) shall not limit the right of the Mortgagee to exercise its rights hereunder so long as no judgment then in the nature of a deficiency judgment shall be asked or taken against the Mortgagor or any of its partners; and (c) shall not limit the rights of the Mortgagee under any guaranty delivered in connection with the Facility Note.

22. Should the Mortgagee or its successors or assigns be made defendant in any suit involving the title to any of the Facility, or involving the validity or priority of the lien of this Mortgage, then it is agreed that in every such case, to the extent permitted by applicable law, an attorney's fee in reasonable amount shall be fixed by the court in which said suit may be pending, and may be adjudged in favor of the attorney or attorneys of record representing the Mortgagee or its successors or assigns therein, which fee shall be adjudged against the Mortgagor, subject to the provisions of Paragraph 21 hereof, on motion made therefor as a part of the costs of such proceedings, and that such reasonable costs and expenses of said parties, or any of them, shall also be fixed and adjudged as costs therein by the court, and it is agreed that all such fees, costs, and expenses of every such proceeding shall be adjudged against the Mortgagor, and when so adjudged shall be secured by this Mortgage, subject to the provisions of Paragraph 21 hereof.

23. Pursuant to Article VIII of the Agreement, the Mortgagor shall cause to be furnished to the Mortgagee financial and operating statements of the Facility. Such statements shall be delivered to the Mortgagee at its offices within the times provided in the Agreement.

24. All of the grants, covenants, terms, provisions, warranties, agreements and conditions herein shall run with the Land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagor and the successors and assigns of the Mortgagee.

25. It is hereby expressly provided and agreed by Mortgagor that in the event any one or more of the following events, each of which shall be, and is hereby defined as, an "Event of Default", shall occur, to wit:

(a) The occurrence of an "Event of Default" under the Agreement, Facility Note or Guaranty (as defined in the Agreement);

(b) The failure by the Mortgagor to observe or perform any term, condition or obligation to be observed or performed by it under this Mortgage for a period of thirty (30) days after its receipt of written notice from the Mortgagee, specifying such failure and requesting that it be remedied;

(c) The Mortgagor should become insolvent either in the equity or bankruptcy definition of the term, or if a voluntary or involuntary petition in bankruptcy of the Mortgagor is filed and such involuntary petition is not discharged within sixty (60) days after such filing, or if the Mortgagor makes an assignment for the benefit of its creditors, or if a receiver, custodian or trustee is appointed for the Mortgagor's business or property and such receiver, custodian or trustee is not discharged within sixty (60) days after such appointment, or if the Mortgagor's interest in the Facility shall pass by operation of law as the result of any creditor's action, suit or proceeding; or

(d) If any warranty of the Mortgagor contained herein shall prove to be in any material respect incorrect or if there shall be any other breach of such warranty;

THEN AND IN EACH AND EVERY SUCH EVENT:

(e) The balance of the principal of the Facility Note then outstanding and unpaid and the accrued interest thereon shall, at the option of the Mortgagee, become and be due and payable immediately;

(f) The Mortgagee may without prior demand or notice and without declaring the unpaid principal of the Facility Note to be then due and payable, or after declaring such principal to be due and payable, and without regard to the value of the Facility or any part thereof, (i) enforce payment of the Facility Note, and (ii) enforce performance of any terms of this Mortgage, the Agreement or the Facility Note;

(g) Upon demand of the Mortgagee, the Mortgagor shall forthwith surrender to the Mortgagee the actual possession of all of the Facility and it shall be lawful (whether or not the Mortgagor has so surrendered possession) for the Mortgagee, either personally or by agents or attorneys, forthwith to enter into or upon the Facility and to exclude the Mortgagor, the agents and servants of the Mortgagor, and all parties claiming by, through or under the Mortgagor, wholly therefrom, and the Mortgagee shall thereupon be (solely and exclusively) entitled to possession of the Facility and every part thereof, and to use, operate, manage and control the same, either personally or by managers, agents, servants or attorneys, for its own benefit, to the fullest extent authorized by law; and upon every such entry, the Mortgagee may, from time to time, at the expense of the Mortgagor, make all necessary and proper repairs and replacements to the Facility as the Mortgagee may deem judicious; and

(h) The Mortgagee may proceed by suit or suits at law or in equity as the Mortgagee may be advised by counsel to protect the security interest herein or to foreclose this Mortgage, and in such event the Mortgagee shall be entitled to (i) a judgment for all sums due under the Facility Note, this Mortgage and all other documents securing the Facility Note, all expenses, costs and outlays incurred in enforcing all of the foregoing, and, to the extent permitted by applicable law, reasonable fees for the services of its attorneys and agents, and (ii) a decree for the sale of the Facility in satisfaction of said judgment. Upon or at any time after the filing of any suit to foreclose the lien hereof, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Facility, either before or after sale, without notice and without regard to the solvency or insolvency of the Mortgagor at the time of the application for such receiver, and without regard to the then value of the Facility. The Mortgagee may be appointed as such receiver. Such receiver shall have full power to collect the rents, issues and profits from the Facility and all other powers necessary or incidental for the protection, possession, control, management and operation of the Facility.

Upon any sale or sales under or by virtue of any judicial proceedings: (i) the whole of the Facility, real, personal and mixed, may be sold in one parcel as an entirety, or the Facility may be sold in separate parcels as may be determined by the Mortgagee in its discretion; (ii) any such sale or sales shall operate to divest the Mortgagor of all right, title, interest, claim and demand, either at law or in equity, under statute or otherwise, in and to the Facility and every part thereof so sold and shall be a perpetual bar, both in law or equity, against the Mortgagor and any and all persons claiming or to claim from, through or under the Mortgagor; and (iii) at any such sale or sales the Mortgagee may bid for and purchase the Facility or any part thereof and may make payment therefor by presenting the Facility Note hereby secured so that there may be endorsed as paid thereon the amount of such bid which is to be applied to the payment of Facility Note as herein provided.

Upon the foreclosure and sale of the Facility, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the costs and expenses of the Mortgagee incurred in the collection of the indebtedness secured by this

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
Mortgage, including, to the extent permitted by applicable law, reasonable attorneys' fees and the cost of procuring title certificates, continuing abstracts, and title searches or examinations reasonably necessary or proper; next, to the payment of the balance of the indebtedness evidenced by the Facility Note secured hereby, with interest thereon as therein provided; next, to any junior lienholders, in order of their priority, and any surplus thereafter shall be paid to the Mortgagor.

26. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy, but every remedy herein provided shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time and as often as may be deemed expedient. No delay or omission by the Mortgagee to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case the Mortgagee shall have proceeded to enforce any right under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, the Mortgagor and the Mortgagee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Land and the Facility, and all rights, remedies and powers of the Mortgagee shall continue as though no such proceedings had been taken.

The Mortgagee hereby lets the Facility to the Mortgagor until this instrument be released and satisfied, or until an Event of Default hereunder, upon the following terms and conditions, to-wit: the Mortgagor and every and all persons claiming or possessing the Facility, or any part thereof, by, through or under them shall pay rent therefor during said term at the rate of one cent per month, payable upon demand, and shall and will surrender immediate peaceable possession of Facility, and any and every part thereof, to the Mortgagee immediately upon such default and notice or demand therefor and the Mortgagee may thereupon rent the same for its own account until foreclosure is had and during any proceeding to redeem and then deliver possession to the purchaser at the foreclosure sale.

This Mortgage and all provisions hereof, except as otherwise provided, shall extend to and be binding upon the Mortgagor and all parties claiming by, through or under the Mortgagor. The term "Mortgagee" shall be deemed to mean and include the endorsee(s), transferee(s), or the holder(s) at the time being of the Facility Note hereinabove described and the successor or successors and assigns of the Mortgagee; and the covenants and agreements of this Mortgage shall bind and inure to the benefit of the heirs, successors and assigns of the Mortgagor and the endorsee(s), transferee(s) and successors of the Mortgagee.

Until an Event of Default as herein defined shall occur, the Mortgagor shall be entitled to remain in possession of the Facility, and if the Mortgagor shall well and truly pay or cause to be paid to the Mortgagee all outstanding indebtedness secured by this Mortgage, including, without limitation, principal, interest, penalties and expenses, as and when and to the extent due and payable under the Facility Note and this Mortgage, and perform all other obligations and covenants hereby secured, then this Mortgage shall be void and the lien on the Facility shall be released at the cost of the Mortgagor.

27. A waiver, in one or more instances, of any of the terms and provisions of this Mortgage shall apply to the particular instance or instances, at the particular time or times only, and shall not be deemed to be a continuing waiver.

28. All notices, demands, requests and other communications hereunder shall be in writing and shall be deemed given if sent by mail, by private courier or delivery service, or by telegraph or telex, when received. All mail shall be sent by registered mail, return receipt requested, addressed to the respective parties hereto at their respective addresses specified below or such other addresses as either party may specify in writing to the other:

To the Mortgagor:
                      c/o Fogelman Properties, Inc.
                      5400 Poplar Avenue
                      Memphis, Tennessee 38119
                      Attn: Morris J. Kriger

To the Mortgagee:
                      c/o Prudential-Bache Properties, Inc.
                      One Seaport Plaza
                      199 Water Street
                      New York, New York 10038

The Mortgagor and the Mortgagee may, by notice given hereunder, designate any further or different address to which subsequent notices, demands, requests and other communications shall be sent.

29. The Mortgagor hereby assigns and transfers to the Mortgagee all rents, issues, proceeds, revenues and income from the Facility, including all rents now due or which may hereafter become due under all leases thereof, whether written or verbal, now existing or hereafter made, as additional security for the indebtedness secured hereby, and the Mortgagee is given a prior and continuing lien thereon. The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact with power to collect said rents, revenues and income with or without suit, and apply the same, less expenses of collection, to said indebtedness; provided, however, that the Mortgagor may exercise all acts of ownership and collection of rents, revenues and income until an Event of Default occurs under the provisions of this Mortgage.

30. This Mortgage has been made in the State of Kansas and shall be governed exclusively by the applicable laws of Kansas.

31. All capitalized, undefined terms used herein shall have the same meanings as in the Loan Agreement of even date herewith between the Mortgagee and the Mortgagor.

32. Mortgagor hereby expressly waives and releases any and all statutory and equitable rights of redemption, including, but not limited to, all rights of redemption under K.S.A. 60-2414.

33. Whenever possible, each provision of this Mortgage is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage, or the application thereof to particular circumstances, shall be ultra vires or prohibited by or invalid under applicable law, such provision or its application to such circumstances shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or its application to all other circumstances, or the remaining provisions of this Mortgage, which shall be effective and valid.

IN WITNESS WHEREOF, the Mortgagor has executed this instrument on the day and year first above written.

                          "Mortgagor"

ATTEST:                   FPI ROYAL VIEW, LTD., L.P.

                      By: Fogelman Properties, Inc.,
       (Seal)             General Partner

                          By: -----------------------
------------------        Title: --------------------
         Secretary

STATE OF TENNESSEE )
                   ) ss.
COUNTY OF SHELBY   )

On this ___ day of ________________, in the year 1986,
before me, __________________________________, a Notary
Public in and for said state, personally appeared _____________________, to me personally known, who, being by me duly sworn, did say that he is Senior Vice President of Fogelman Properties, Inc., general partner of FPI Royal View, Ltd., L.P., a Kansas Limited Partnership, that said Mortgage was signed on behalf of said corporation as general partner of said limited partnership, and the seal affixed hereto is the seal of said corporation, and further acknowledged said instrument to be the free act and deed of said corporation on behalf of said limited partnership.

IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal.

                                      ------------------------
                                      Notary Public

My commission expires:

---------------------

RECORD AND RETURN TO:
Kaye, Scholer, Fierman,	Hays & Handler
425 Park Avenue
New York , New York  10022
Attention:   Charles Rosenzweig, Esq.

FIRST AMENDMENT
TO MORTGAGE AND SECURITY
AGREEMENT MODIFICATION AGREEMENT

THIS AGREEMENT made and entered into as of the 1st day of January, 1990 by and between FPI ROYAL VIEW, LTD., L.P., a Kansas limited partnership, hereinafter referred to as "Mortgagor," and FOGELMAN MORTGAGE L.P. I, a Tennessee limited partnership, hereinafter referred to as "Mortgagee";

W I T N E S S E T H:

WHEREAS, Mortgagor has heretofore executed and delivered to The Merchants Bank, a Missouri banking corporation (the "Bank"), that certain Promissory Note (the "Original Note"), dated March 2, 1987, in the original principal amount of $20,000,000, payable to the order of the Bank;

WHEREAS, Mortgagor has heretofore executed and delivered to the Bank that certain Mortgage (the "Original Mortgage"), dated March 2, 1987 and filed for record on March 3, 1987 in Volume 2527, Page 746 of the Register of Deeds for the County of Johnson, State of Kansas, securing the Original Note and constituting a first lien on the premises more particularly described on Schedule A attached hereto;

WHEREAS, Mortgagor has heretofore executed and delivered to the Bank that certain Security Agreement (the "Security Agreement"), dated March 2, 1987, additionally securing the Original Note described above;

WHEREAS, Mortgagor and the Bank entered into that certain Promissory Note Modification Agreement (the "Note Modification Agreement") dated April 23, 1987, which modified and restated the terms of the Original Note and increased the principal amount of the indebtedness from $20,000,000 to $22,745,000 (the Original Note as modified and restated by the Modification Agreement is hereinafter referred to as the "Note");

WHEREAS, Mortgagor and the Bank entered into that certain Mortgage and Security Agreement Modification Agreement dated April 23, 1987 and filed for record on April 24, 1987 in

DOC #347601

Volume 2565, Page 450 of the Register of Deeds for the County of Johnson, State of Kansas (the "Mortgage Modification Agreement"), whereby the Original Mortgage and the Security Agreement were consolidated and amended by combining them into one instrument securing the principal amount of $22,745,000 (the Original Mortgage as modified by the Mortgage Modification Agreement is hereinafter referred to as the "Mortgage");

WHEREAS, the Bank and Mortgagee entered into that certain Assignment dated April 23, 1987, pursuant to which, among other things, the Mortgage and the Note were assigned by the Bank to the Lender;

WHEREAS, in connection with the $22,745,000 loan evidenced by the Note, Mortgagor and Mortgagee entered into that certain Loan Agreement dated as of April 23, 1987 which was amended by that certain Amendment to Loan Agreement dated as of July 7, 1987 (as amended, the "Loan Agreement");

WHEREAS, in connection with the Consensual Reorganization of the Business Affairs of Avron B. Fogelman and Related Entities as of July 31, 1990, Mortgagor and Mortgagee have executed and delivered (i) that certain
Second Promissory Note Modification Agreement dated of even date herewith
(the "Second Note Modification Agreement") and (ii) that certain Second Amendment to Loan Agreement dated of even date herewith (the "Second Amendment to Loan Agreement"); and

WHEREAS, the parties hereto desire to amend the Mortgage in connection with the execution and delivery of the Second Note Modification Agreement and the Second Amendment to Loan Agreement.

NOW THEREFORE, and in consideration of the sum of $10.00 cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Modification of Mortgage.
(a) All references in the Mortgage to the Note shall be deemed to refer to the Note as amended by the Second Note Modification Agreement.

(b) All references in the Mortgage to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by the Second Amendment to Loan Agreement.

(c) The terms, covenants and conditions of the Loan Agreement, as amended by the Second Amendment to Loan Agreement, are hereby incorporated in, and made a part of, the Mortgage. In the event of any inconsistency between the terms of the Mortgage

DOC #347601                2
and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern.

2. Full Force and Effect. Except as specifically modified hereby, the terms and conditions of the Mortgage are hereby ratified and confirmed and remain in full force and effect.

3. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Mortgage and Security Agreement Modification Agreement to be duly executed and delivered as of the date first above written.

                          MORTGAGOR:

                          FPI ROYAL VIEW, LTD., L.P.

                          By: Fogelman Properties, Inc.,
                              General Partner

                              By: /s/ L. Don Campbell, Jr.
                                  ----------------------------
                                  Name:	 L. Don Campbell, Jr.
                                  Title: Executive Vice President

                          MORTGAGEE:

                          FOGELMAN MORTGAGE, L.P. I

                          By: Prudential-Bache Properties, Inc.,
                              General Partner

                              By: /s/ Chester A. Piskorowski
                                  ----------------------------
                                  Name:  Chester A. Piskorowski
                                  Title: Vice President

DOC #347601                         3

STATE OF NEW YORK )
                  ) s.s.:
COUNTY OF NEW YORK)

On this	14th day of January, 1991, before me, appeared Chester A. Piskorowski to me personally known, who being by me duly sworn, did say that he is the Vice President of Prudential-Bache Properties, Inc., a Delaware corporation and a general partner of Fogelman Mortgage, L.P. I, a Tennessee limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors as a general partner of said partnership, and acknowledged said instrument to be the free act and deed of said corporation as a general partner of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in New York, New York, the day and year last above written.

                               /s/ Michelle Lavacca
                               -----------------------------
                               Notary Public in and for said
                               County and State

My Commission Expires:

----------------------

DOC #347601

STATE OF TENNESSEE )
                   ) s.s.:
COUNTY OF SHELBY   )

On this 16th day of January, 1991, before me, appeared L. Don Campbell, Jr. to me personally known, who being by me duly sworn, did say that he is the Executive Vice President of Fogelman Properties, Inc., a Tennessee corporation and a general partner of FPI Royal View Ltd. L.P., a Kansas limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors as a general partner of said partnership, and acknowledged said instrument to be the free act and deed of said corporation as a general partner of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Memphis, Tennessee, the day and year last above written.

                                /s/ M. Elaine Green
                                -----------------------------
                                Notary Public in and for said
                                County and State
                                M. Elaine Green

My Commission Expires:

My Commission Expires June 20, 1992
-----------------------------------

DOC #347601

SCHEDULE A
Legal Description

Lot 1, "ROYAL VIEW" FIRST FLAT, a subdivision in the City of Overland Park, Johnson County, Kansas.

DOC #379414